SUPPLEMENT DATED DECEMBER 22, 2003


                TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUS


                              DATED MARCH 1, 2003

In light of recent news stores alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000 The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.

PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL INVESTORS FUND, INC. - PRINCIPAL LIFETIME STRATEGIC INCOME FUND

Mr. Ramsey is no longer part of the day-to-day management team for the Funds.


PRINCIPAL INVESTORS FUND, INC. - SMALLCAP FUND

The day-to-day management of the Fund is being performed by Todd Sanders.


TODD SANDERS, CFA is an equity analyst for Principal Global Investors, LLC focused on quantitative research. He joined the firm in 1998. Previously, Mr. Sanders was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's Degree in Finance/Economics from the University of Missouri-Columbia. Mr. Sanders holds the Chartered Financial Analyst designation. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals (GARP) and the Association of Investment Management and Research
(AIMR).

PRINCIPAL INVESTORS FUND, INC. - BOND & MORTGAGE SECURITIES FUND, INC.

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The rest of the Fund's assets may be invested in: preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or securities rated less than the four highest grades of S&P or Moody's (i.e. less than investment grade) but not lower than CCC- (S&P) or Caa (Moody's).


The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PRINCIPAL INVESTORS FUND, INC. - INTERNATIONAL FUND I

The day-to-day management of the Fund is being performed by Paul Blankenhagen and Phyllis Vance.


PAUL H. BLANKENHAGEN, CFA is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's Degree from Drake University and a Bachelor's Degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


PHYLLIS J. VANCE, CFA is a portfolio manager at Principal Global Investors. She is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Ms. Vance is also active in company research and specializes in the health care, industrial and consumer discretionary sectors. She joined the firm in 1978. In 1980, she joined the investment team as an equity research analyst, and was named an international equity portfolio manager in 2000. Ms. Vance received a Bachelor's Degree in Industrial Administration from Iowa State University. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the Association for Investment Management and Research (AIMR).


                        PRINCIPAL INVESTORS FUND, INC. -
                           PARTNERS MIDCAP VALUE FUND
                             INFORMATION STATEMENT
                               DECEMBER 22, 2003

This Information Statement is provided in connection with an amendment of the sub-advisory agreement pursuant to which Neuberger Berman Management, Inc. ("Neuberger Berman") provides investment advisory services to the Partners MidCap Value Fund of Principal Investors Fund (the "Fund"), to permit Neuberger Berman to continue to act as the Fund's sub-adviser.

Principal Management Corporation (the "Adviser") is the investment adviser for the Fund. The Fund and the Adviser, under an order from the Securities and Exchange Commission ("SEC"), may enter into and materially amend agreements with sub-advisers without obtaining shareholder approval. Specifically, the order permits the Adviser to hire one or more sub-advisers, change sub-advisers and reallocate management fees between itself and sub-advisers.

Reason for Amending the Sub-Advisory Agreement
----------------------------------------------
Neuberger Berman has provided investment advisory services as the sub-adviser to the Fund since the Fund's inception in December 2000. On July 22 Lehman Brothers Holdings Inc. ("Lehman Brothers") announced that it had entered into an agreement to purchase Neuberger Berman. This purchase was completed on October 31, 2003.

The acquisition of Neuberger Berman by Lehman Brothers resulted in an assignment of the sub-advisory agreement under the Investment Company Act of 1940 (the "'40 Act"). The assignment of the sub-advisory agreement resulted in the automatic termination of the agreement, as required by the '40 Act. Therefore, it was necessary for the Adviser to enter into an amended agreement to enable Neuberger Berman to continue to act as the Fund's sub-adviser.

Considerations in Approving the Amended Sub-Advisory Agreement
--------------------------------------------------------------
The Adviser recommended the continuation of the sub-advisory agreement with Neuberger Berman, and the Fund Board approved that continuation, for the same reasons that supported the initial hiring of the firm which included:
    . General reputation of the sub-adviser
    . The sub-adviser's length of experience in providing investment advisory services
    . The qualifications and experience of the sub-adviser's investment personnel
    . The sub-adviser's investment style, process and strategy
    . The sub-adviser's investment performance track record
    . The ability to support a business relationship with appropriate technology . Sub-advisory fees
    . Securities trading relationships
    . The sub-adviser's Code of Ethics and insider trading policies
    . The sub-adviser's familiarity with and understanding of the Investment
      Company Act of 1940
    . The sub-adviser's regulatory experience
    . The adequacy of the sub-adviser's compliance monitoring processes to assure the Fund's portfolio is managed appropriately
    . The sub-adviser's proxy voting policies and procedures
    . The sub-adviser's policies regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the broker's provision of brokerage and research services to the sub-adviser

After consideration of these and other factors, the Fund's Board of Directors, including the directors who are not "interested persons" of the Fund, the Adviser, Neuberger Berman or Lehman Brothers, unanimously voted to approve the Adviser's recommendation that Neuberger Berman continue as the sub-adviser for the Fund. An amended sub-advisory agreement between the Adviser and Neuberger Berman was executed on October 31, 2003.

Description of the Amended Sub-Advisory Agreement
-------------------------------------------------
The terms of the amended sub-advisory agreement are identical to the previous sub-advisory agreement between the Adviser and Neuberger Berman, except for the date of execution. A copy of the new sub-advisory agreement is available upon request by writing to the Fund at 680 8th Street, Des Moines, Iowa, 50392-2080.

Like the prior sub-advisory agreement, the new sub-advisory agreement essentially provides that Neuberger Berman will, among other things, (1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund's investments consistent with the Fund's investment objective, and investment policies and restrictions, (2) arrange for the purchase and sale of the Fund's portfolio securities, and (3) provide periodic reports regarding the investment services provided to the Fund.

The sub-advisory fee paid to Neuberger Berman is the same under both the previous and the amended agreement. The Adviser pays Neuberger Berman a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

            SUB-ADVISORY FEE
            ----------------
 NET ASSET VALUE
 ---------------                     FEE
First $100 million                 0.500%
 Next $150  million                0.475%
 Next $250 million                 0.450%
Next $250 million                  0.425%
Over $750 million                  0.400%

Neuberger Berman Management, Inc. is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $56.0 billion in total assets (as of December 31, 2002) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Certain Brokerage Matters
-------------------------
Neuberger Berman selects brokers that execute portfolio transactions for the Fund. While Neuberger Berman selects brokers primarily on the basis of their execution capabilities, the direction of transactions to such brokers may also be based on the quality and amount of the research and research-related services which they provide to Neuberger Berman and indirectly to Neuberger Berman's clients. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 and are designed to augment Neuberger Berman's own internal research and investment strategy capabilities. A given service must provide lawful and appropriate assistance to the sub-adviser's investment decision-making responsibilities, and the cost of such service must bear a reasonable relationship to the value of the research or service being provided.

While Neuberger Berman's policy is to seek best execution, there may be occasions where Neuberger Berman may use a broker that charges higher transaction costs if Neuberger Berman determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research services provided by the broker. Neuberger Berman may also select any of its affiliates to execute brokerage for the Fund if Neuberger Berman believes their affiliated company can execute such brokerage transactions consistent with the objective of obtaining "best execution".

Other Information
-----------------
Address of Adviser, Principal Underwriter and Transfer Agent. The address of the Adviser, Underwriter (Princor Financial Services Corporation) and Transfer Agent (Principal Management Corporation) is 680 8th Street, Des Moines, Iowa, 50309.